CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 33 to the registration statement on Form N-1A (“Registration Statement) of our report dated May 21, 2004, relating to the financial statements and financial highlights which appears in the March 31, 2004 Annual Report to Shareholders of the iShares Nasdaq Biotech Index Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

San Francisco, California

July 28, 2004

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 33 to the registration statement on Form N-1A (“Registration Statement) of our report dated May 21, 2004, relating to the financial statements and financial highlights which appears in the March 31, 2004 Annual Report to Shareholders of the Funds comprising the iShares S&P Series and the iShares Russell Series, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

San Francisco, California

July 28, 2004

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 33 to the registration statement on Form N-1A (“Registration Statement) of our report dated June 21, 2004, relating to the financial statements and financial highlights which appears in the April 30, 2004 Annual Report to Shareholders of the Funds comprising the iShares Dow Jones Series and the iShares Cohen & Steers Series, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

San Francisco, California

July 28, 2004